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                                                                   Exhibit 10.2

                          Consent of Arthur Andersen

   As independent public accountants, we hereby consent to the incorporation of our report dated June 20, 2002, on the consolidated financial statements of NTT DoCoMo, Inc. for the years ended March 31, 2001 and 2002, included in this Form 20-F as an exhibit, into the Nippon Telegraph and Telephone Corporation's previously filed Registration Statement (File No. 333-8264) on Form F-3.

/s/  Arthur Andersen

Tokyo, Japan
July 23, 2002